Summary Prospectus

FlexShares® Disciplined Duration
MBS Index Fund

March 1, 2024	Ticker: MBSD	Stock Exchange: NYSE Arca, Inc.
Before you invest, you may want to review the Fund’s statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory Prospectus, reports to shareholders, and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s statutory Prospectus and Statement of Additional Information, both dated March 1, 2024, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The ICE BofA® Constrained Duration US Mortgage Backed Securities IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.21%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%
(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before March 1, 2025 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$67
5 Years	$117
10 Years	$267
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of investment-grade US agency residential mortgage backed pass-through securities. The term “US agency mortgage-backed pass-through security” (“MBS”) refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following US government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association
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FlexShares® Disciplined Duration MBS Index Fund

(GNMA or Ginnie Mae) (each a “US Agency”). The Underlying Index is formed by grouping the universe of individual fixed-rate mortgage-backed securities pools into generic aggregates according to the following parameters: (i) agency; (ii) mortgage program; (iii) pass-through coupon; and (iv) origination year. These aggregates are then assessed based on certain criteria, as determined by ICE Data Indices, LLC as the Index Provider (“Index Provider” or “ICE”), to determine eligibility for inclusion in the Underlying Index. MBS that are eligible for inclusion in the Underlying Index (a) have been issued by a US Agency, (b) have a weighted average remaining time to final stated maturity of at least one year, (c) have at least $5 billion or more of outstanding face value in the coupon for a given agency program, (d) have at least $1 billion or more of outstanding face value at the time of inclusion in the Underlying Index and at least $250 million to remain in the Index and (e) are characterized by one or more of the following fixed-rate mortgage programs: 30-year, 20-year, and 15-year maturities. The Underlying Index constituents are capitalization-weighted, based on their outstanding face value times price plus accrued interest, adjusted by the Index Provider, to achieve an effective duration that is generally between 3.25 and 4.25 years. Balloon, mobile home, graduated payment and quarter coupon fixed rate mortgages are excluded from the Underlying Index, as are all collateralized mortgage obligations.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in “TBA Transactions” (defined below) that represent securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by
NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, which may include shares of money market funds advised by NTI or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund, in which it may invest, in addition to the Fund’s own fees and expenses.
The Underlying Index is sponsored by the Index Provider. The Index Provider is not affiliated with the Fund or NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index in accordance with a published methodology and disseminates information regarding the market value of the Underlying Index. The Underlying Index is rebalanced on the last calendar day of each month. The Fund generally rebalances its portfolio in accordance with the Underlying Index. As of December 31, 2023, there were 119 MBS in the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) are not considered to be issued by members of any industry. As of December 31, 2023, the Underlying Index was concentrated in the financial sector. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors, may change over time.
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FlexShares® Disciplined Duration MBS Index Fund

Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Mortgage-Backed Pass-Through Securities Risk is the risk of investing in mortgage-backed securities issued by a US Agency. Mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. While agency mortgage-backed securities are guaranteed as to the timely payment of interest and principal by a government entity, they are not guaranteed as to market price, which will fluctuate.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Cash Transactions Risk is the risk from the Fund effecting creation and redemption orders of its shares entirely for cash, rather than for in-kind securities. The Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that meets redemption orders entirely in-kind with portfolio securities. The use of all cash creation and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.
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FlexShares® Disciplined Duration MBS Index Fund

Index Risk is the risk that the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Additionally, the Fund rebalances and/or reconstitutes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance and/or reconstitution schedule will result in corresponding changes to the Fund’s rebalance and/or reconstitution schedule.
Tracking Error Risk is the risk that the Fund’s performance may vary from the performance of the Underlying Index as a result of creation and redemption activity, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund's ability to adjust its exposure to required levels in order to track its Index or cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index, and, in turn, the Fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.
Sampling Risk is the risk that the Fund’s use of a representative sampling approach may result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Underlying Index guaranteed. A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, if the Fund is concentrated in a particular industry or group of industries, the Fund is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
•Financial Sector Risk is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could
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FlexShares® Disciplined Duration MBS Index Fund

deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Debt Extension Risk is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•Futures Contracts Risk is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
•Options Contracts Risk Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.
High Portfolio Turnover Risk is the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The average effective duration of the Fund’s portfolio securities may be longer or shorter than the average effective duration of the MBS of the Underlying Index. Although the Underlying Index is designed so that the average effective duration of the MBS represented in the Index generally will range between 3.25 and 4.25 years, there is no guarantee that it will do so. The Fund will continue to seek to track the Underlying Index. There is also the risk that the Fund may have a longer or shorter average effective duration than that of the MBS in the Underlying Index as a result of tracking error. A portfolio of securities with a longer average effective duration is generally considered to have a higher risk profile than a portfolio with a shorter average effective duration.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed
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FlexShares® Disciplined Duration MBS Index Fund

income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Prepayment (or Call) Risk is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing (A) changes in the Fund’s performance from year to year and (B) how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting flexshares.com.
Calendar Year Total Returns

For the period shown in the bar chart above:
Best Quarter (12/31/2023): 5.35%
Worst Quarter (3/31/2022): -4.53%
Average Annual Total Returns
(for the periods ended December 31, 2023)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	4.62%	0.82%	0.98%	9/3/2014
After Taxes on Distributions	3.16%	-0.40%	-0.30%	—
After Taxes on Distributions and Sale of Shares	2.71%	0.13%	0.20%	—
ICE BofA® Constrained Duration US Mortgage Backed Securities IndexSM*	5.04%	1.36%	1.47%	—
*
Prior to July 1, 2022, index returns reflect no deduction for fees, expenses or taxes. Effective July 1, 2022, index returns reflect no deduction for taxes, but include transaction costs, which may be higher or lower than the actual transaction costs incurred by the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged
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FlexShares® Disciplined Duration MBS Index Fund

arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. David M. Alongi, a Senior Vice President of NTI, and Michael R. Chico and Kevin O’Shaughnessy, each a Vice President of NTI, have served as Portfolio Managers of the Fund since June 2021, September 2020 and May 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at flexshares.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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FS00067-0324